PROMISSORY NOTE
                                    ---------------

            FOR VALUE RECEIVED, the undersigned, HONDO OIL & GAS COMPANY, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THAMESEDGE, LTD., a United Kingdom corporation (the "Lender") on January 1, 1999 the principal sum of $20,500,000 or, if less than $20,500,000, the aggregate unpaid principal amount of all Advances (as defined below), made by the Lender to the Borrower pursuant to the Agreement (as defined below) together with all accrued but unpaid interest and all interest added to the principal of this Note.

            The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at the rate per annum equal at all times to 13% (or the maximum interest rate permitted by law, whichever is less) on each October 1 and April 1 until maturity; provided, however, that any amount of principal on Advances that are not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all time to 18% (or the maximum interest rate permitted by law, whichever is less).

            As used herein, "Business Day" means any day of the year on which banks are not required or authorized to close in London or Houston, Texas. All computations of interest shall be made by the Lender on the basis of a year of 360 days and the actual number of days occurring in the period from which such interest is payable. Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

            Both principal and interest are payable not later than 12:00 noon London time on the day when due in lawful money of the United States of America to the Lender at such account and place as Lender shall designate in immediately available funds. Each Advance made by the Lender to the Borrower pursuant to the Agreement, and all payments made on account of principal thereof, may, but need not be recorded by the Lender on its books and records on the grid attached hereto and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error. Failure to make any such entry or endorsement shall not effect the actual principal amount outstanding or the enforceability of this Note.

            This Note is the "Note" referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement between the Borrower and the Lender dated as of July 2, 1997 (the "Agreement").
        The Agreement, among other things: (1) provides for the making of advances (the "Advances") by the Lender to the Borrower and (2) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

            This Note is a renewal and replacement of that certain other note in the amount of $13,500,000 from Borrower to Lender dated as of June 28, 1996.


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            This Note is guaranteed by the Amended and Restated Guaranty of
       Hondo Magdalena Oil & Gas Limited dated as of July 2, 1997.

            This Note shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law, other than Title 14 of Article 5 of New York's General Obligations Law).

            The Borrower hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in New York City over any action or proceeding arising out of or relating to this Note or the Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by sending copies of such process to it at its address and in the manner determined under Section 7.02 of the Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower further waives any objections to venue in such State and any objection to an action or proceeding in such State on the basis of forum non conveniens.
        The Borrower further agrees that any action or proceeding brought by it against the Lender shall be brought only in New York State or United States Federal court sitting in New York County, New York. The Borrower and the Lender waive any right it may have to jury trial.

            Nothing herein shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or any of its properties in the courts of any other jurisdictions.

            To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocable waives such immunity in respect of its obligations under the Credit Documents.

                                          HONDO OIL & GAS COMPANY



                                          By:       /s/ J. J. Hoey
                                               -------------------------
                                                    John J. Hoey
                                                    President and CEO

                                   SCHEDULE TO NOTE
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                 Amount of     Principal       Principal     Notation
       Date       Advance        Paid         Outstanding    Made By







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